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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2002


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                     AMERICAN BANK NOTE HOLOGRAPHICS, INC


             (Exact Name of Registrant as Specified in its Charter)


     Delaware                               1-14227                      13-3317668
 ----------------------------             ------------                -------------------
 (State or Other Jurisdiction             (Commission                    (IRS Employer
       of Incorporation)                  File Number)                Identification No.)

 399 Executive Boulevard, Elmsford, NY                                       10523
--------------------------------------                                      ----------
(Address of Principal Executive Office)                                     (Zip Code)




Registrant's telephone number, including area code                        (914) 592-2355
                                                                          --------------

                                  Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS
--------------------


      On April 25, 2002, American Bank Note Holographics, Inc. issued the press release filed herewith as Exhibit 99.1




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------



(c)     Exhibits


        99.1.   Press Release dated April 25, 2002.

















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMERICAN BANK NOTE HOLOGRAPHICS,
                                               INC.



Dated: April 25, 2002                          By:/S/ Kenneth H. Traub
                                                  -------------------------
                                               Name: Kenneth H. Traub
                                               Title: President and Chief
                                                      Executive Officer



                                       3
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                              INDEX OF EXHIBITS



EXHIBIT 99.1            Press Release Dated April 25, 2002